Exhibit 99.1 Press Release

Deep Green Waste & Recycling Announces Effectiveness of Form S-1 Registration Statement

Company Announces Plan to Acquire Commercial Waste and Recycling Companies

Woodinville, WA., July 14, 2020. Deep Green Waste & Recycling, Inc. (OTC Pink: DGWR), a sustainable waste and recycle management services company, announced that the Securities and Exchange Commission (“SEC”) has declared the Company’s Registration Statement on Form S-1 (File No. 333-237257) effective as of July 13, 2020.

“We are excited that the Company has achieved its first major milestone of becoming a fully reporting company with the SEC,” said Lloyd Spencer, President and CEO of Deep Green Waste & Recycling. “We are completing our due diligence and prioritizing acquisitions in the waste and recycling management arena that will help the Company deliver innovative waste and recycle management services to customers in commercial and construction industries”.

The Company is re-launching its waste and recycling services operation and has begun to re-engage with customers, waste haulers and recycling centers, which are critical elements of its historically successful business model: designing and managing waste programs for commercial and institutional properties for cost savings, ease of operation, and minimal administrative stress for its clients.

To further grow its business, the Company plans to:

●	expand its service offerings to provide additional sustainable waste management solutions that further minimize costs based on volume and content of waste streams, and methods of disposal, including landfills, transfer stations and recycling centers

●	acquire profitable waste and recycling services companies with similar or compatible and synergistic business models, that can help the Company achieve these objectives

●	offer innovative recycling services that significantly reduce the disposal of plastics, electronic wastes, food wastes, and hazardous wastes in the commercial property arena

●	establish partnerships with innovative universities, municipalities and companies

●	attract investment funds who will actively work with the Company to achieve these goals and help the Company grow into a leading waste and recycling services supplier in North America.

A copy of the Deep Green Waste & Recycling S-1 filing can be viewed on the SEC’s website and the Company’s website : https://www.sec.gov/Archives/edgar/data/1637866/000149315220012824/forms-1a.htm

ABOUT DEEP GREEN WASTE & RECYCLING, INC.

Deep Green Waste & Recycling, Inc. is reestablishing itself as an innovative waste and recycling company which provides sustainable waste and recycle management services, and helps commercial customers realize cost-savings using streamlined processes that help reduce, re-purpose and recycle waste. For more information, visit: https://deepgreenwaste.com.

SAFE HARBOR STATEMENT

This press release contains forward-looking statements that can be identified by terminology such as “believes,” “expects,” “potential,” “plans,” “suggests,” “may,” “should,” “could,” “intends,” or similar expressions. Many forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results or implied by such statements. These factors include, but are not limited to, our ability to continue to enhance our products and systems to address industry changes, our ability to expand our customer base and retain existing customers, our ability to effectively compete in our market segment, the lack of public information on our company, our ability to raise sufficient capital to fund our business, operations, our ability to continue as a going concern, and a limited public market for our common stock, among other risks. Many factors are difficult to predict accurately and are generally beyond the company’s control. Forward-looking statements speak only as to the date they are made, and we do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

For information, please contact:

Lloyd Spencer, President
Deep Green Waste & Recycling, Inc.
13110 NE 177th Place, #293
Woodinville, WA 98072

Phone : (833) 304-7336 / (833) 30-GREEN

Email : investor@deepgreenwaste.com